SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                           ___________________________

                                   Form 8-K/A

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): December 23, 1997


                         AAMES FINANCIAL CORPORATION
            (Exact name of Registrant as Specified in Its Charter)


           Delaware                  0-19604                95-4340340
  (State or Other Jurisdiction     (Commission            (IRS Employer
       of Incorporation)           File Number)         Identification No.)



                        350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                     (Address of Principal Executive Offices)



                                 (213) 210-5000
                 (Registrant's Telephone Number, Including Area Code)


                                        NA
            ------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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          This Form 8-K/A amends the Form 8-K filed by Registrant on January 7,
1998 solely for the purpose of correcting the EDGAR tag attached to Exhibit 99 so that the exhibit will be available for public viewing.


ITEM 5.   OTHER EVENTS

          Reference is made to the press release of Registrant issued on December 23, 1997, which contains information meeting the requirements of this
Item 5 and is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


January 8, 1998                         AAMES FINANCIAL CORPORATION


                                        By:  /s/ Barbara S. Polsky
                                             ---------------------
                                             Barbara S. Polsky
                                             Executive Vice President,

                                             General Counsel and Secretary


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                                 EXHIBIT INDEX


Exhibit No.              Description of Exhibit

     99                  Press release issued December 23, 1997


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                                   EXHIBIT 99



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